UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 30, 2015

MARLIN BUSINESS SERVICES CORP.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-50448	38-3686388
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Fellowship Road, Mount Laurel, NJ		08054
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(888) 479-9111

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The Registrant issued a press release on April 30, 2015, announcing its results of operations for the first quarter ended March 31, 2015.  A copy of the press release is being furnished as Exhibit 99.1 to this report.

The information in this Current Report, including the Exhibit hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(b) On April 30, 2015, the Registrant announced that Lynne C. Wilson is resigning from her position as Senior Vice President and Chief Financial Officer of Marlin Business Services Corp. (the “Company”), but will remain with the Company through May 31, 2015 in order to ensure a smooth transition.

A copy of the press release announcing the Company’s management realignment is attached as Exhibit 99.2 hereto.

(e) In connection with Ms. Wilson’s resignation, the Company and Ms. Wilson have entered into a mutually agreed separation agreement and general release of claims, dated April 30, 2015 (the “Separation Agreement”).  Under the Separation Agreement, Ms. Wilson’s employment with the Company will terminate on May 31, 2015 (the “Separation Date”).  Further, in satisfaction of Ms. Wilson’s commitments under the Separation Agreement, (i) Ms. Wilson will be entitled to a cash severance payment in the amount of $275,049.00, payable in equal installments during the 12-month period commencing five days following the Separation Date and (ii) 10,043 outstanding restricted equity awards held by Ms. Wilson will become fully vested.  A copy of the Separation Agreement is attached hereto as Exhibit 10.1 and is incorporated into this Item 5.02 by reference.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

10.1	Separation Agreement and General Release of Claims dated as of April 30, 2015 between Marlin Business Services Corp. and Lynne C. Wilson.

99.1	Press Release issued by Marlin Business Services Corp. on April 30, 2015 in connection with Item 2.02.

99.2	Press Release issued by Marlin Business Services Corp. on April 30, 2015 in connection with Item 5.02.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARLIN BUSINESS SERVICES CORP.
(Registrant)

Date: April 30, 2015	/s/ Daniel P. Dyer
Daniel P. Dyer Chief Executive Officer

INDEX TO EXHIBITS

10.1	Separation Agreement and General Release of Claims dated as of April 30, 2015 between Marlin Business Services Corp. and Lynne C. Wilson.

99.1	Press Release issued by Marlin Business Services Corp. on April 30, 2015 in connection with Item 2.02.

99.2	Press Release issued by Marlin Business Services Corp. on April 30, 2015 in connection with Item 5.02.